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EXHIBIT 10.2

                              OVERHILL FARMS, INC.


                                 FIRST AMENDMENT
                       TO SENIOR SECURED CREDIT AGREEMENT

                  This FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 16, 2006 and entered into by and among Overhill Farms, Inc., a Nevada corporation ("BORROWER"), the lenders listed on the signature pages hereof ("LENDERS") and Guggenheim Corporate Funding, LLC, a Delaware limited liability company, as collateral agent for the Lenders ( "COLLATERAL AGENT"), and as administrative agent, arranger and syndication agent for the Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Senior Secured Credit Agreement, dated as of April 17, 2006 (the "CREDIT AGREEMENT"), by and among Borrower, the lenders listed on the signature pages thereof, Collateral Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to change the lenders party thereto:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1. SUBSTITUTION OF SCHEDULE 1.01(E). SCHEDULE 1.01(E) to the Credit Agreement is hereby amended by deleting such SCHEDULE 1.01(E) in its entirety and substituting a new SCHEDULE 1.01(E) in the form attached to this Amendment.

                  SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.


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                  C. NO CONFLICT. The execution and delivery by Borrower of this
Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower, the Certificate or Articles of Incorporation or Bylaws of Borrower or any order, judgment or decree of any court or other agency of government binding on Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

                  SECTION 3.        MISCELLANEOUS

                  3.1. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.


                                       2

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                           (ii) Except as specifically amended by this
                           Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of Borrower, Lenders, Collateral Agent and Administrative Agent, and receipt by Administrative Agent of such executed counterparts.


                  [Remainder of page intentionally left blank]


                                       3

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                                      BORROWER:
                                                      ---------

                                                      OVERHILL FARMS, INC.


                                                      By: /S/ JAMES RUDIS
                                                          ----------------------
                                                      Name: James Rudis
                                                      Title: President




                        Signature Page to First Amendment

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                                           ADMINISTRATIVE AGENT:
                                           --------------------

                                           GUGGENHEIM CORPORATE FUNDING, LLC


                                           By: /S/ STEPHEN D. SAUTEL
                                               ---------------------
                                           Name:  Stephen D. Sautel
                                           Title: Managing Director




                        Signature Page to First Amendment


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                                               COLLATERAL AGENT:
                                               ----------------

                                               GUGGENHEIM CORPORATE FUNDING, LLC


                                           By: /S/ STEPHEN D. SAUTEL
                                               ---------------------
                                           Name:  Stephen D. Sautel
                                           Title: Managing Director




                        Signature Page to First Amendment

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                                    LENDERS:

                                    MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                    By:  MIDLAND ADVISORS COMPANY, as its agent


                                    By: /S/ KAITLIN TRINH
                                        -----------------
                                    Name:  Kaitlin Trinh
                                    Title: Director


                                    NORTH AMERICAN COMPANY FOR LIFE AND HEALTH
                                    INSURANCE

                                    By:  MIDLAND ADVISORS COMPANY, as its agent


                                    By: /S/ KAITLIN TRINH
                                        -----------------
                                    Name:  Kaitlin Trinh
                                    Title: Director


                                    ORPHEUS HOLDINGS LLC

                                    By:  GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                                         as its manager


                                    By: /S/ KAITLIN TRINH
                                        -----------------
                                    Name:  Kaitlin Trinh
                                    Title: Director




                        Signature Page to First Amendment

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
                                                   SCHEDULE 1.01(E)

                                            TRANCHE A TERM LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Tranche A Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
          Midland National Life Insurance Company                                  $14,000,000
------------------------------------------------------------ ---------------------------------------------------------
   North American Company for Life and Health Insurance                            $11,000,000
------------------------------------------------------------ ---------------------------------------------------------


                                            TRANCHE B TERM LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Tranche B Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
                   Orpheus Holdings LLC                                            $15,000,000
------------------------------------------------------------ ---------------------------------------------------------


                                               REVOLVING LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Revolving Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
          Midland National Life Insurance Company                                   $7,500,000
------------------------------------------------------------ ---------------------------------------------------------
